SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2003

OLIN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 4500, 501 Merritt 7, Norwalk, Connecticut	06856-4500
(Address of principal executive offices)	(Zip Code)

(203) 750-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Exhibits.

Exhibit No.	Exhibit

99.1	Press Release, dated July 31, 2003.

Item 12.	Results of Operations and Financial Condition.

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant’s second quarter 2003 earnings press release dated July 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/s/ GEORGE H. PAIN
	Name:	George H. Pain
	Title:	Vice President, General Counsel and Secretary

Date: July 31, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated July 31, 2003.